EXECUTION COPY

FIRST AMENDMENT TO LOAN AND SERVICING AGREEMENT

This FIRST AMENDMENT TO LOAN AND SERVICING AGREEMENT (this
“Amendment”), dated as of September 5, 2025, is entered into by and among:
(1)CALLOWHILL STREET FUNDING LLC, a Delaware limited liability company, as the borrower (the “Borrower”);
(2)FS KKR CAPITAL CORP., a Maryland corporation, as the servicer (the “Servicer”);
(3)CANADIAN IMPERIAL BANK OF COMMERCE, as the administrative agent (in such capacity, the “Administrative Agent”) and a lender (in such capacity, the “Lender”); and
(4)COMPUTERSHARE TRUST COMPANY, N.A., as the securities intermediary (in such capacity, the “Securities Intermediary”), the collateral custodian (in such capacity, the “Collateral Custodian”), the collateral agent (in such capacity, the “Collateral Agent”) and the collateral administrator (in such capacity, the “Collateral Administrator”).
RECITALS
WHEREAS, the Servicer, FS KKR Capital Corp., as the transferor, the Borrower, the Lender, the Administrative Agent, the Securities Intermediary, the Collateral Custodian, the Collateral Agent and the Collateral Administrator entered into that certain Loan and Servicing Agreement, dated as of June 2, 2025 (as heretofore amended and as same may be further amended, modified, waived, supplemented, restated or replaced from time to time, the “Agreement”); and
WHEREAS, the Servicer, the Borrower, the Lender and the Administrative Agent desire to amend the Agreement as set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

stated.

ARTICLE I
Definitions
Capitalized terms used in this Amendment are defined in the Agreement unless otherwise

ARTICLE II
Amendments to Agreement

2.01 Effective as of the date hereof, the parties hereto agree that (i) the Agreement is hereby amended as indicated in the attached Annex I by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and inserting the double-

underlined text (indicated textually in the same manner as the following example: double- underlined text) and (ii) the Exhibits to the Agreement are hereby amended as indicated in the attached Annex II by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and inserting the double-underlined text (indicated textually in the same manner as the following example: double-underlined text).

ARTICLE III
Conditions Precedent
3.01 The effectiveness of this Amendment is subject to receipt by the Administrative Agent of this Amendment, duly executed by the parties hereto.

ARTICLE IV
No Consent or Waiver
1.01Nothing contained herein shall be construed as a consent or waiver by the Administrative Agent of any covenant or provision of the Agreement, the other Transaction Documents, this Amendment or any other contract or instrument among the Borrower, any of the other parties to the Transaction Documents and the Administrative Agent or any Lender, and the failure of the Administrative Agent or any Lender at any time or times hereafter to require strict performance by the Borrower or any other party to the Transaction Documents of any provision thereof shall not waive, affect or diminish any right of the Administrative Agent or any Lender to thereafter demand strict compliance therewith.

ARTICLE V
Ratifications, Representations and Warranties
1.01Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Transaction Documents and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Transaction Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Servicer and the Administrative Agent agree that the Agreement and the other Transaction Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. The Borrower agrees that this Amendment is not intended to and shall not cause a novation with respect to any or all of the Obligations.
1.02Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent that (a) the execution, delivery and performance of this Amendment and any other Transaction Documents executed and/or delivered in connection herewith have been authorized by all requisite action (as applicable) on the part of the Borrower and will not (i) create any Lien on the Collateral Portfolio other than Permitted Liens, (ii) violate (x) in any material respect any Applicable Law or (y) the certificate of limited partnership or limited

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partnership agreement of the Borrower or (iii) violate any material contract or other material agreement to

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which the Borrower is a party or by which the Borrower or any property or assets of the Borrower may be bound; (b) the Borrower has executed and delivered this Amendment and any other Transaction Documents and this Amendment and the other Transaction Documents are a valid and binding obligation of the Borrower except as the enforceability hereof and thereof may be limited by Bankruptcy Laws and by general principles of equity (whether such enforceability is considered in a proceeding in equity or at law); (c) the representations and warranties of the Borrower contained in the Agreement, as amended hereby, and any other Transaction Document are true and correct in all material respects (except for such representations and warranties that are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects) on and as of the date hereof, as if made on the date hereof (other than any representation and warranty that is made as of a specific date which were true, correct, and complete in all material respects as of such date); (d) no Servicer Termination Event, Unmatured Event of Default or Event of Default under the Agreement, as amended hereby, has occurred and is continuing; (e) the Borrower is in full compliance in all material respects with all covenants and agreements contained in the Agreement and the other Transaction Documents, as amended hereby; and (f) the Borrower has not amended its governing documents since the date of the Agreement.
The Servicer hereby represents and warrants to the Administrative Agent that (a) the execution, delivery and performance of this Amendment and any other Transaction Documents executed and/or delivered in connection herewith have been authorized by all requisite action (as applicable) on the part of the Servicer and will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Servicer’s declaration of limited partnership or limited partnership agreement or any material contractual obligation of the Servicer, except to the extent that such conflict or breach of such contractual obligation would not reasonably be expected to have a Material Adverse Effect,
(ii) result in the creation or imposition of any Lien upon any of the Servicer’s properties pursuant to the terms of any such contractual obligation, other than the Agreement or Permitted Liens, except as could not reasonably be expected to have a Material Adverse Effect or (iii) violate any Applicable Law in any material respect; (b) the Servicer has executed and delivered this Amendment and any other Transaction Documents and this Amendment and the other Transaction Documents are a valid and binding obligation of the Servicer except as the enforceability hereof and thereof may be limited by Bankruptcy Laws and by general principles of equity (whether such enforceability is considered in a proceeding in equity or at law); (c) the representations and warranties of the Servicer contained in the Agreement, as amended hereby, and any other Transaction Document are true and correct in all material respects (except for such representations and warranties that are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects) on and as of the date hereof, as if made on the date hereof (other than any representation and warranty that is made as of a specific date which were true, correct, and complete in all material respects as of such date); (d) the Servicer is in full compliance in all material respects with all covenants and agreements contained in the Agreement and the other Transaction Documents, as amended hereby; and (e) the Servicer has not amended its governing documents since the date of the Agreement.

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ARTICLE VI
Miscellaneous Provisions
1.01Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other Transaction Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Transaction Documents, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent and each Lender to rely upon them.
1.02Reference to Agreement. Each of the Agreement and the other Transaction Documents, and any other Transaction Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in the Agreement and such other Transaction Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.
1.03Expenses of the Administrative Agent. As provided in the Agreement, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent, or its Affiliates, in connection with the preparation, negotiation, and execution of this Amendment and the other Transaction Documents executed pursuant hereto and any amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of legal counsel, and all costs and expenses incurred by the Administrative Agent and each Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Transaction Documents, including, without, limitation, the reasonable costs and fees of legal counsel.
1.04Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
1.05Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties to the Agreement and their respective permitted successors and assigns.
1.06Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment may be executed by facsimile or electronic (.pdf) transmission, which facsimile or electronic (.pdf) signatures shall be considered original executed counterparts for purposes of this Section 6.06, and each party to this Amendment agrees that it will be bound by its own facsimile or electronic (.pdf) signature and that it accepts the facsimile or electronic (.pdf) signature of each other party to this Amendment. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature;

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(ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the Federal Electronic Signatures in Global and National Commerce Act, state

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enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photo-copied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for the execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings. This Amendment, the other Transaction Documents and any agreements or letters (including fee letters) executed in connection herewith contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.
1.07Effect of Waiver. No consent or waiver, express or implied, by the Administrative Agent to or for any breach of or deviation from any covenant or condition by the Borrower or the Servicer shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.
1.08Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
1.09Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.
6.10 Final Agreement; Modifications. THE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWER, THE ADMINISTRATIVE AGENT AND ANY OTHER APPLICABLE PARTIES PURSUANT TO THE TERMS OF THE AGREEMENT.

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Docusign Envelope ID: 687F986D-0D72-4A51-833F-27D29A4D5B40

IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first written above.

BORROWER:

CALLOWHILL STREET FUNDING LLC

By:         Name: William Goebel
Title: Chief Financial Officer and Treasurer

First Amendment to Loan and Servicing Agreement

Docusign Envelope ID: 687F986D-0D72-4A51-833F-27D29A4D5B40

SERVICER:

FS KKR CAPITAL CORP.

By:

First Amendment to Loan and Servicing Agreement

Name: Title:

William Goebel
Chief Accounting Officer

First Amendment to Loan and Servicing Agreement

ADMINISTRATIVE AGENT:

CANADIAN IMPERIAL BANK OF COMMERCE

By:
Name: Bilal Hasan
Title:    Executive Director

LENDER:

CANADIAN IMPERIAL BANK OF COMMERCE

By:
Name: Bilal Hasan
Title:    Executive Director

First Amendment to Loan and Servicing Agreement

SECURITIES INTERMEDIARY: COMPUTERSHARE TRUST COMPANY, N.A.

By:

First Amendment to Loan and Servicing Agreement

Name: Title:

Thomas J. Gateau Vice President

COLLATERAL CUSTODIAN: COMPUTERSHARE TRUST COMPANY, N.A.

By:
Name: Title:

Thomas J. Gateau Vice President

COLLATERAL AGENT:

COMPUTERSHARE TRUST COMPANY, N.A.

By:
Name: Title:

Thomas J. Gateau Vice President

COLLATERAL ADMINISTRATOR: COMPUTERSHARE TRUST COMPANY, N.A.

By:
Name: Title:

Thomas J. Gateau Vice President

First Amendment to Loan and Servicing Agreement

ANNEX I

AMENDED LOAN AND SERVICING AGREEMENT

[Attached]

EXECUTION COPY
Conformed through First Amendment to Loan and Servicing Agreement

LOAN AND SERVICING AGREEMENT
among
CALLOWHILL STREET FUNDING LLC,
as the Borrower
FS KKR CAPITAL CORP.,
as the Transferor and the Servicer
CANADIAN IMPERIAL BANK OF COMMERCE,
as the Administrative Agent
EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO,
as the Lenders and
COMPUTERSHARE TRUST COMPANY, N.A.,
as the Securities Intermediary, the Collateral Custodian, the Collateral Agent and the Collateral Administrator

Dated as of June 2, 2025

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Section 13.05    Compensation and Reimbursement    178
Section 13.06    Resignation and Removal; Appointment of Successor    178
Section 13.07    Acceptance of Appointment by Successor    179
Section 13.08    Merger, Conversion, Consolidation or Succession to Business of Collateral Administrator    179
LIST OF SCHEDULES AND EXHIBITS
SCHEDULES
SCHEDULE I    Conditions Precedent Documents
SCHEDULE II     Agreed-Upon Procedures for Independent Public Accountants SCHEDULE III    Loan Tape
SCHEDULE IV    Eligibility Criteria SCHEDULE V    Reserved SCHEDULE VI    Industry Classification
EXHIBITS
EXHIBIT A    Form of Approval Notice
EXHIBIT B    [Reserved]
EXHIBIT C    Form of Disbursement Request
EXHIBIT D    Form of Joinder Supplement
EXHIBIT E    Form of Notice of Borrowing
EXHIBIT F    Form of Notice of Reduction (Reduction of Advances Outstanding) EXHIBIT G    Form of Conversion Notice
EXHIBIT H    ~~[Reserved]~~Form of Borrowing Base Certificate
EXHIBIT I    [Reserved]
EXHIBIT J    Form of Servicing Report
EXHIBIT K    Form of Servicer’s Certificate (Servicing Report) EXHIBIT L    Form of Release of Required Loan Documents EXHIBIT M    Form of Transferee Letter
EXHIBIT N    [Reserved]
EXHIBIT O    [Reserved]
EXHIBIT P    Form of Loan Asset Checklist
EXHIBIT Q-1    Form of U.S. Tax Certificate (For Non-U.S. Lenders that are not Partnerships for U.S. Federal Income Tax Purposes)
EXHIBIT Q-2    Form of U.S. Tax Certificate (For Non-U.S. Participants that are Partnerships for U.S. Federal Income Tax Purposes)
EXHIBIT Q-3    Form of U.S. Tax Certificate (For Non-U.S. Participants that are not Partnerships for U.S. Federal Income Tax Purposes)
EXHIBIT Q-4    Form of U.S. Tax Certificate (For Non-U.S. Lenders that are Partnerships for U.S. Federal Income Tax Purposes)
ANNEXES
ANNEX A    Commitments

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provided that, for the avoidance of doubt, any Loan Asset which at any time is no longer an Eligible Loan Asset shall not be included in the calculation of “Borrowing Base”.
For purposes of calculating the Borrowing Base, (i) any Eligible Loan Asset that is denominated in an Available Currency (other than Dollars) shall be converted into Dollars using the Applicable Exchange Rate, and (ii) the amount on deposit in the Eligible Currency Account and the Unfunded Exposure Account shall, in each case (to the extent applicable), be converted into Dollars using the Applicable Exchange Rate.
“Borrowing Base Certificate” means a certificate in the form attached hereto as Exhibit H setting forth the calculation of the Borrowing Base and each Currency Asset Amount (and specifying whether a Currency Asset Amount Shortfall exists) as of the applicable date of determination prepared by the Servicer (the form of which has been agreed to by the Administrative Agent and the Servicer prior to the date of the first Advance hereunder).
“Borrowing Base Deficiency” means, as of any date of determination, an amount equal to the positive difference, if any, of (a) the aggregate Advances Outstanding on such date minus (b) the Borrowing Base.
“Breakage Fee” means, for Benchmark Advances Outstanding which are repaid or converted to a Base Rate Advance (in whole or in part) on any date other than a Payment Date for the Interest Period on which such Benchmark Advance ends, the breakage costs (other than lost profits), if any, related to such repayment, based upon the assumption that the applicable Lender funded its loan commitment at the applicable Benchmark and using any reasonable attribution or averaging methods which the applicable Lender deems appropriate and practical, it hereby being understood that the amount of any loss, costs or expense payable by the Borrower to any Lender as Breakage Fee shall be determined in the respective Lender’s reasonable discretion and shall be conclusive absent demonstrable error.
“Bridge Loan” means any loan or other obligation that (x) is incurred in connection with a merger, acquisition, consolidation, or sale of all or substantially all of the assets of a Person or similar transaction and (y) by its terms, is required to be repaid within one year of the incurrence thereof with proceeds from additional borrowings or other refinancings (it being understood that any such loan or debt security that has a nominal maturity date of one year or less from the incurrence thereof but has a term-out or other provision whereby (automatically or at the sole option of the obligor thereof) the maturity of the indebtedness thereunder may be extended to a later date is not a Bridge Loan).
“Broadly Syndicated Loan Asset” means any Loan Asset that is a First Lien Loan Asset or a Second Lien Loan Asset and that, as of the Cut-Off Date for such Loan Asset (a) is part of a credit facility with an original facility size of $250,000,000 or greater (without consideration of any reductions thereof from scheduled or unscheduled amortization payments), (b) has a same day observable pricing quote with a Bid Depth of at least two (2), (c) the Obligor of which has a trailing 12-month EBITDA greater than or equal to $75,000,000, (d) has a Moody’s Rating or an S&P Rating and (e) is denominated in Dollars; provided, that the Administrative Agent may designate any Loan Asset as a Broadly Syndicated Loan Asset in its sole discretion. For avoidance of doubt, the reference to “facility size” in clause (a) hereof is to the facility (or portion thereof) currently held or contemplated for purchase by the Borrower.

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“Business Day” means a day of the year other than (i) a Saturday or a Sunday or (ii) any other day on which commercial banks in New York, New York, Toronto, Canada, (solely with respect to any determination of BBSY or any Advance being made in Australian Dollars) Sydney, Australia, (solely

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commitment that is the subject of the loan participation, (g) such participation is documented under a Participation Agreement and (h) such participation is not a sub-participation interest in any loan.
“Payment Date” means the second (2nd) Business Day after the Reporting Date of each January, April, July and October or, if such day is not a Business Day, the next succeeding Business Day, commencing in July 2025; provided, that the final Payment Date shall occur on the Collection Date; provided further that the Administrative Agent may, in its sole discretion with three (3) Business Days’ prior written notice to the Borrower, the Collateral Agent, the Securities Intermediary, the Collateral Administrator and the Servicer, declare any Business Day a Payment Date if the Obligations have become immediately due and payable in full in accordance with Section 7.01.
“Payment Date Statement” has the meaning assigned to that term in Section 13.02(d).
“Pension Plan” has the meaning assigned to that term in Section 4.01(w).
“Periodic Term SOFR Determination Day” shall have the meaning set forth in the definition of “Term SOFR”.
“Permitted Equityholder Transaction” means any merger, consolidation or other combination or fundamental change transaction, the result of which effectively combines the ownership and/or assets of FS KKR with one or more other business development companies, and/or any publicly announced other transaction or series of transactions, the result of which is that the Borrower is a direct or indirect wholly owned subsidiary of a business development company advised by a joint venture entity between (i) KKR Credit Advisors (US) LLC (or any successor entity thereto) or its Affiliate, and
(ii) Franklin Square Holdings, L.P. (or any successor entity thereto) or its Affiliate; provided that such merger, consolidation or other combination or fundamental change transaction (x) results in FS KKR being the surviving entity, or substantially all of the assets of FS KKR being assumed or acquired by the surviving entity after giving effect to such transaction (such entity, the “Surviving Obligor”), and (y) as a matter of law or pursuant to the express terms of the agreement or certificate effectuating such merger, consolidation or other combination or fundamental change transaction, to the extent applicable, the obligations of FS KKR under this Agreement and each of the other Transaction Documents to which FS KKR is a party are assumed by the Surviving Obligor (it being understood that, as applicable in connection with any merger, consolidation or other combination or fundamental change transaction effectuated in reliance on Section 5.04(a), the obligations of such Surviving Obligor under this Agreement and each of the other Transaction Documents to which such Surviving Obligor is a party shall be deemed automatically assumed hereunder by such Surviving Obligor pursuant to Section 11.04(a)), and the parties hereto agree for the benefit of the Servicer that such merger, consolidation or other combination or fundamental change transaction shall be permitted under the Sale Agreement.
“Permitted Investments” means any of:
(i)direct Registered obligations of, and Registered obligations the timely payment of principal and interest on which is fully and expressly guaranteed by, the United States of America or any agency or instrumentality of the United States of America whose obligations are expressly backed by the full faith and credit of the United States of America;
(ii)demand and time deposits in, bank deposit products of, certificates of deposit of, trust accounts with, bankers’ acceptances issued by, or federal funds sold by any depository institution or trust company incorporated under the laws of the United

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settled trades for the preceding Business Day and (z) an updated trade blotter with respect to all Loan Assets the Borrower has acquired on a trade date basis; and
(ix) The Collateral Administrator shall provide the Servicer with such other information as may be reasonably requested in writing by the Servicer and as is within the possession of the Collateral Administrator.
(b)No provision of this Agreement shall be construed to relieve the Collateral Administrator from liability for its own grossly negligent action, its own grossly negligent failure to act, its own willful misconduct or its own bad faith, except that:
(i)the Collateral Administrator shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Collateral Administrator, unless it shall be proven that the Collateral Administrator was grossly negligent in ascertaining the pertinent facts;
(ii)no provision of this Agreement shall require the Collateral Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers contemplated hereunder unless it shall be furnished with acceptable indemnification; and
(iii)in no event shall the Collateral Administrator be liable for special, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits) even if the Collateral Administrator has been advised of the likelihood of such damages and regardless of the form of such action.
(c)In connection with each Reporting Date, the Collateral Administrator shall re-calculate the information provided by the Servicer and using the information contained in the Collateral Database and any other information normally maintained by the Collateral Custodian, and subject to the Collateral Administrator’s receipt from the Servicer of the information required to be provided to the Collateral Administrator, each item required to be included the Servicing Report pursuant to Section 6.08(b)(ii) within two (2) Business Days of the receipt thereof and notify the Borrower and the Servicer (and, following the delivery of a Notice of Exclusive Control, the Administrative Agent and the Servicer) in the event of any discrepancy between the Collateral Administrator’s calculations and the Servicing Report. The parties acknowledge and agree that the Servicer shall provide, and the Collateral Administrator shall have no duty or responsibility to determine, the underlying information (or perform the underlying calculations) provided to it. The parties further acknowledge that the Collateral Administrator shall not be responsible for determining the interest with respect to any Advance, which shall be solely provided by the Administrative Agent.
(d)No later than the Business Day prior to each Reporting Date, the Collateral Administrator shall prepare and make available to the Servicer for review and approval, a draft statement setting forth the amounts to be remitted pursuant to Section 2.04 to the applicable parties (a “Payment Date Statement”) for inclusion in the Servicing Report pursuant to Section 6.08(b)(v)(y), on the basis of the information contained in the records of the Collateral Administrator or provided to the Collateral Administrator by the Servicer, the Borrower or the Administrative Agent. The Borrower, the Servicer and the Administrative Agent shall reasonably cooperate with the Collateral Administrator in connection with the preparation of the Payment Date Statement. Without limiting the generality of the foregoing, the Servicer shall use its reasonable efforts to provide, in a timely fashion, any information maintained by it that the Collateral Administrator may from time to time reasonably request and reasonably needs to

180

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prepare the Payment Date Statement. The Servicer shall review and, to the best of its knowledge, verify the contents of each Payment Date Statement. If any of the information in any Payment Date Statement conflicts with data or calculations in the records of the Servicer, the Servicer shall notify the Collateral Administrator of such discrepancy and use reasonable efforts to assist the Collateral Administrator in reconciling such discrepancy. Upon approval from the Servicer, each Payment Date Statement shall be considered final and part of the Servicing Report, and shall constitute instructions to the Securities Intermediary to apply funds pursuant to Section 2.04 in the amounts set forth in such Payment Date Statement.
Section 13.03    Certain Rights of Collateral Administrator.
Except as otherwise provided in this Article XIII:
(a)the Collateral Administrator may conclusively rely on and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other paper or document reasonably believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties absent manifest error;
(b)if, in performing its duties under this Agreement, the Collateral Administrator is required to decide between alternative courses of action, the Collateral Administrator may request written instructions from the Servicer acting on behalf of the Borrower as to the appropriate course of action desired by it. If the Collateral Administrator does not receive such instructions within five (5) Business Days after it has requested them, the Collateral Administrator may, but shall be under no duty to, take or refrain from taking any such courses of action, provided that the Collateral Administrator shall, as soon as practicable thereafter, notify the Servicer of which course of action, if any, it has decided to take. The Collateral Administrator shall act in accordance with instructions received after such five (5) Business Day period except to the extent it has already taken, or committed itself to take, action inconsistent with such instructions. The Collateral Administrator shall be entitled to rely on the advice of legal counsel and independent accountants in performing its duties hereunder and shall be deemed to have acted in good faith if it acts in accordance with such advice; and
(c)to the extent not inconsistent herewith the Collateral Administrator shall be entitled to each of the rights, privileges, immunities and indemnities as provided for the Collateral Agent, the Collateral Custodian and the Securities Intermediary hereunder, mutatis mutandis.
Section 13.04 Reliance on Collateral Database. With respect to the duties described in Section 13.02, the Collateral Administrator, is entitled to rely conclusively, and shall be fully protected in so relying, on the contents of the information contained in the Collateral Database, including, but not limited to, the completeness and accuracy thereof, provided by the Servicer. The Collateral Administrator shall not have any liability for any errors in the content of any the information provided by the Servicer and, except as specifically provided herein, shall not be required to verify, recompute, reconcile or recalculate any such information or data. Without limiting the generality of any terms of the foregoing,
(i) the Collateral Administrator shall have no liability for (A) any failure, inability or unwillingness on the part of the Servicer to provide accurate and complete information on a timely basis to the Collateral Administrator or otherwise on the part of the Servicer to comply with the terms of this Agreement or any other Transaction Document or (B) any inaccuracy or error in the performance of or observance by the Collateral Administrator of any of its duties hereunder or any other failure of the Collateral Administrator to comply with the terms of this Agreement in each case, that is caused by or results from any such

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inaccurate, incomplete or untimely information received by the Collateral Administrator and (ii) the Collateral Administrator shall rely conclusively on the information in the Collateral Database as to

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ANNEX II

AMENDED EXHIBITS TO LOAN AND SERVICING AGREEMENT

[Attached]

EXHIBIT A EXHIBIT B EXHIBIT C EXHIBIT D EXHIBIT E EXHIBIT F EXHIBIT G EXHIBIT H EXHIBIT I EXHIBIT J EXHIBIT K

EXHIBITS TO
LOAN AND SERVICING AGREEMENT
Dated as of June 2, 2025 CALLOWHILL STREET FUNDING LLC
EXHIBITS
Form of Approval Notice [Reserved]
Form of Disbursement Request Form of Joinder Supplement Form of Notice of Borrowing
Form of Notice of Reduction (Reduction of Advances Outstanding)
Form of Conversion Notice
~~[Reserved]~~Form of Borrowing Base Certificate
[Reserved]
Form of Servicing Report
Form of Servicer’s Certificate (Servicing Report)

EXHIBIT L    Form of Release of Required Loan Documents
EXHIBIT M EXHIBIT N EXHIBIT O

Form of Transferee Letter [Reserved]
[Reserved]
EXHIBIT P    Form of Loan Asset Checklist
EXHIBIT Q-1

Form of U.S. Tax Certificate (For Non-U.S. Lenders that are not Partnerships for U.S. Federal Income Tax Purposes)
EXHIBIT Q-2    Form of U.S. Tax Certificate (For Non-U.S. Participants that are Partnerships for U.S. Federal Income Tax Purposes)
EXHIBIT Q-3

Form of U.S. Tax Certificate (For Non-U.S. Participants that are not Partnerships for U.S. Federal Income Tax Purposes)
EXHIBIT Q-4    Form of U.S. Tax Certificate (For Non-U.S. Lenders that are Partnerships for U.S. Federal Income Tax Purposes)

EXHIBIT H
FORM OF BORROWING BASE CERTIFICATE [_] [_], 20[_]

In connection with that certain Loan and Servicing Agreement, dated as of June 2, 2025 (as amended, modified, waived, supplemented or restated from time to time, the “Loan and Servicing Agreement”), by and among Callowhill Street Funding LLC, as the borrower (the “Borrower”), FS KKR Capital Corp., as the servicer and as the transferor, Canadian Imperial Bank of Commerce, as the administrative agent, each of the lenders from time to time party thereto and Computershare Trust Company, N.A., as the securities intermediary, as the collateral custodian, as the collateral agent and as the collateral administrator. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Servicing Agreement.
As of the date hereof, the undersigned each certify that (i) all of the information set forth in Annex I attached hereto is true and correct, (ii) except as otherwise disclosed to the Administrative Agent and detailed below, (x) no Event of Default has occurred and is continuing and no Unmatured Event of Default exists, and (y) no Currency Asset Amount Shortfall exists, in each case, under the Loan and Servicing Agreement; and (iii) solely with respect to itself, each of the representations and warranties contained in the Loan and Servicing Agreement is true and correct in all material respects (or if such representation and warranty is already qualified by the words “material”, “materially” or “Material Adverse Effect”, then such representation and warranty shall be true and correct in all respects), except to the extent relating to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.
[EXISTING    EVENTS    OF    DEFAULT    AND/OR    CURRENCY    ASSET    AMOUNT SHORTFALL

]6

[Remainder of Page Intentionally Left Blank]

6 Include only if applicable.

Ex. H-1

Certified as of the date first written above.
CALLOWHILL STREET FUNDING LLC,
as the Borrower

By:_____________________
Name: Title:

FS KKR CAPITAL CORP.,
as the Servicer

By:_____________________
Name: Title:

Ex. H-2

ANNEX I

BORROWING BASE CERTIFICATE

[~~RESERVED~~Separately provided]

Ex. H-3